T. Rowe Price Overseas Stock Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2024

The following changes are effective as of April 1, 2024.

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

T. Rowe Price International Ltd (Price International) is added as an investment subadviser to the fund.

Elias Chrysostomou is added as co-portfolio manager and cochair of the fund’s Investment Advisory Committee. Mr. Chrysostomou joined T. Rowe Price in 2019. Effective January 1, 2025, Mr. Chrysostomou will become sole portfolio manager as Mr. Mills retires.

In Section 2 of the Prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

T. Rowe Price has entered into a subadvisory agreement with Price International under which Price International is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price International is registered as an investment adviser with the SEC, and is authorized or licensed by the United Kingdom Financial Conduct Authority and other global regulators. Price International sponsors and serves as adviser to foreign collective investment schemes and provides investment management services to registered investment companies and other institutional investors. Price International is headquartered in London and has several branch offices around the world. Price International is a direct subsidiary of T. Rowe Price and its address is Warwick Court, 5 Paternoster Square, London, EC4M 7DX, United Kingdom.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Elias Chrysostomou joined the fund as co-portfolio manager and cochair of the fund’s Investment Advisory Committee April 2024. Mr. Chrysostomou joined the Firm in 2019, and his investment experience dates from 2002. During the past five years, he has served as an associate portfolio manager of the International Core Equity Strategy since October 1, 2023, and prior to that as an investment analyst on our global research team. Effective January 1, 2025, Mr. Chrysostomou will become sole portfolio manager as Mr. Mills retires.

The date of this supplement is March 6, 2024.

F165-041 3/6/24